                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




        As independent public accountants, we hereby consent to the incorporation of our reports dated March 18, 1997 incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on File Nos. 33-72812 and 33-86980.




                                                Arthur Andersen, LLP




Birmingham, Alabama
April 28, 1997